                        SUPPLEMENT DATED AUGUST 14, 1997
                        TO PROSPECTUS DATED MAY 1, 1997

                              TECHNOLOGY PORTFOLIO

                               A PORTFOLIO OF THE

              MORGAN STANLEY INSTITUTIONAL FUND, INC. (THE "FUND")
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is being amended and supplemented to: (i) reflect changes to the parent of the investment adviser, administrator and the distributor; (ii) detail the Portfolio's revised investment policies with respect to certain derivative instruments; (iii) reflect a change in the definition of high yield securities with respect to the High Yield Portfolio; and (iv) reflect the Adviser's intention to exercise its authority to sell securities short on behalf of the Portfolio. The Prospectus is amended and supplemented as follows:
                                 --------------

    On May 31, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the direct parent of Morgan Stanley Asset Management Inc. (the "Adviser") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The Adviser and Morgan Stanley are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.
                                 --------------

    The section entitled "FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS" on pages 13-15 is deleted.

    The section entitled "OPTIONS TRANSACTIONS" on page 17 is deleted.

    After the section entitled "WHEN-ISSUED AND DELAYED DELIVERY SECURITIES" on page 19, the following sections are inserted:

    DERIVATIVE INSTRUMENTS

        The Portfolio is permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured investments and structured notes, caps, floors, collars and swaps. Additionally, the Portfolio may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Portfolio. The Portfolio will limit its use of derivative instruments to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. The Portfolio's investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limit described above.

        The Portfolio may use derivative instruments under a number of different circumstances to further its investment objectives. The Portfolio may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, the Portfolio may purchase derivatives to quickly gain exposure to a market in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. The Portfolio may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by the Portfolio for hedging purposes and in other circumstances when the Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolio will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Portfolio's investment policies, and then only in a manner consistent with such policies.

        Some of the derivative instruments in which the Portfolio may invest and the risks related thereto are described in more detail below.

    CAPS, FLOORS AND COLLARS

        The Portfolio may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

        The Portfolio may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

        The Portfolio may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolio may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

        The Portfolio may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Portfolio may engage in such transactions to hedge its holdings and commitments against changes in the level of future currency rates or to adjust its exposure to a particular currency.

        The Portfolio may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates.

        Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in financial futures contracts for hedging and non-hedging purposes.

        Under rules adopted by the Commodity Futures Trading Commission, the Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

        Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

    OPTIONS TRANSACTIONS

        The Portfolio may seek to increase its return or may hedge its portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which the Portfolio may invest, as well as with respect to foreign currency. Purchasing a put option gives the Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives the Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

        The Portfolio also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. When the Portfolio has written an option, it receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Portfolio's obligation as writer of the option continues. The Portfolio may only write options that are "covered." A covered call option means that so long as the Portfolio is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
    (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

        By writing (or selling) a put option, the Portfolio incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Portfolio may also write options that may be exercised by the purchaser only on a specific date. The Portfolio that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

        The Portfolio may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such options markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and
    (ii) possible lack of a liquid secondary market for an option.

    STRUCTURED NOTES

        Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio may use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

    SWAPS -- SWAP CONTRACTS

        Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket or index thereof for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

        The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

        Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

        The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

                                 --------------

    The fourth bullet point under the heading "FIXED INCOME:" on page 7 of the Prospectus is deleted and replaced with the following:

    - The HIGH YIELD PORTFOLIO seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.
                                 --------------

    The first sentence of the first paragraph of the discussion under "SHORT SALES" on page 18 is deleted and replaced with the following:

        The Portfolio may, and currently intends to, from time to time sell securities short without limitation, but consistent with applicable legal requirements.
                                 --------------

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                        SUPPLEMENT DATED AUGUST 14, 1997
            TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

                              TECHNOLOGY PORTFOLIO
                               A PORTFOLIO OF THE

              MORGAN STANLEY INSTITUTIONAL FUND, INC. (THE "FUND")
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Statement of Additional Information ("SAI") is being amended and supplemented to: (i) reflect changes to the parent of the investment adviser, administrator and distributor; (ii) reflect changes in the Fund's policies regarding investments in certain instruments; (iii) reflect changes in the Board of Directors and officers of the Fund; (iv) reflect changes in information concerning performance of the Fund; and (v) reflect the Adviser's intention to exercise its authority to sell securities short on behalf of the Portfolio. The SAI is amended and supplemented as follows:
                                 --------------

    The first paragraph of the discussion under "FUTURES CONTRACTS" on page 5 is deleted and replaced with the following:

        The Portfolio may enter into futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC.
                                 --------------

    The sixth paragraph of the discussion under "FUTURES CONTRACTS" on page 5 is deleted and replaced with the following:

        The Portfolio may purchase and write call and put options on futures contracts which are traded on a U.S. Exchange or on any recognized securities or futures exchange to the extent permitted by the CFTC and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
                                 --------------

    The discussion under "RESTRICTIONS ON THE USE OF FUTURES CONTRACTS" on page 6 is deleted and replaced with the following:

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

        The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will limit its use of derivative instruments, including futures contracts, to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments.

                                 --------------

    The second paragraph of the discussion under "RISK FACTORS IN FUTURES TRANSACTIONS" on page 6 is deleted and replaced with the following:

        The Portfolio will minimize the risk that it will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Portfolio may enter into over-the-counter futures transactions to the extent permitted by applicable law.

                                 --------------

    The first paragraph of the discussion under "GENERAL INFORMATION" on page 9 is deleted and replaced with the following:

    GENERAL INFORMATION

        The Portfolio may purchase and sell options on portfolio securities and securities indices. Additional information with respect to option transactions is set forth below. Call and put options on equity securities are listed on various U.S. and foreign securities exchanges ("listed options") and are written in over-the-counter transactions ("OTC Options").
                                 --------------

    The first paragraph of the discussion under "PURCHASE OF PUT AND CALL OPTIONS" on page 10 is deleted and replaced with the following:

    PURCHASE OF PUT AND CALL OPTIONS

        When the Portfolio purchases a call option it acquires the right to purchase a designated security at a designated price (the "exercise price"), and when the Portfolio purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually no more than nine months from the date the option is issued.
                                 --------------

    Non-fundamental investment limitation number (1) on page 17 is deleted and replaced with the following non-fundamental investment limitation:

        (1) purchase on margin or sell short, except that the Portfolio may
    (i) enter into option transactions and futures contracts to the extent described in its Prospectus; and (ii) enter into short sales in accordance with its investment objective and policies;
                                 --------------

    Non-fundamental investment limitation number (8) on pages 17-18 is deleted and the remaining non-fundamental investment limitations are renumbered accordingly.
                                 --------------

    At the Fund's May 21, 1997 Board of Directors meeting, the Board elected Michael F. Klein to serve as the Fund's Director and President. Also at the meeting, Joanna Haigney resigned, effective May 21, 1997, as Assistant Treasurer to serve as the Fund's Treasurer and Rene J. Feuerman was elected to serve as Assistant Treasurer of the Fund. The Board also accepted, effective May 31, 1997, the resignation of Warren J. Olsen and, effective May 21, 1997, the resignation of James R. Rooney. Accordingly, the Statement of Additional Information is amended and supplemented as follows:

                                 --------------

    Under the section entitled "MANAGEMENT OF THE FUND" on page 19, the information on Warren J. Olsen is deleted and replaced with the following:

Michael F. Klein*          Director and          Principal of Morgan Stanley Asset
1221 Avenue of the         President             Management Inc.; President and Director of
Americas                                         three investment companies and Officer of
New York, NY 10020                               various other investment companies managed
12/12/58                                         by Morgan Stanley Asset Management Inc.
                                                 Previously practiced law with the New York
                                                 firm of Rogers & Wells.

                                 --------------

    On page 20, the information on Michael F. Klein is deleted.

                                 --------------

    On page 20, the information on James R. Rooney is deleted and replaced with the following:

Joanna Haigney             Treasurer             Assistant Vice President, Senior Manager of
73 Tremont Street                                Fund Administration and Compliance
Boston, MA 02108-3913                            Services, Chase Global Funds Services
10/10/66                                         Company; Officer of various investment
                                                 companies managed by Morgan Stanley Asset
                                                 Management Inc. Previously with Coopers &
                                                 Lybrand LLP.

                                 --------------

    On page 20, the information on Joanna Haigney is deleted and replaced with the following:

Rene J. Feuerman       Assistant         Manager of Fund Administration and Compliance
73 Tremont Street      Treasurer         Services, Chase Global Funds Services Company.
Boston, MA 02108-3913                    Previously Fund Administrator and Senior Fund
1/25/67                                  Accountant, Chase Global Funds Services Company.

                                 --------------

    The first sentence of the discussion under "INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS" on page 21, is deleted and replaced with the following:

        Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.
                                 --------------

    Before the section entitled "GENERAL INFORMATION" which begins on page 31, the following section is inserted:

GENERAL PERFORMANCE INFORMATION

    Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

    The Portfolios may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio managers' goals, strategies and investment techniques.

    The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

    The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                                 --------------

    The first sentence of the first paragraph of the discussion under "SHORT SALES" on page 12 is deleted and replaced with the following:

        The Portfolio may from time to time sell securities short without limitation, but consistent with applicable legal requirements.

                                 --------------

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE